Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
INCOME TAXES

NOTE 14 – INCOME TAXES

Income tax expense (benefit) was as follows:

	2012	2011
Current expense (benefit)
Federal	$1,355	$734
State	172	—

	1,527	734
Deferred expense
Federal	(31)	1
State	63	136

	32	137
Change in valuation allowance related to realization of net state deferred tax asset	(63)	(135)

Total	$1,496	$736

The net deferred tax assets at December 31, 2012 and 2011 are as follows:

	2012	2011
Deferred tax assets
Deferred officer compensation	$834	$758
Bad debt expense	1,662	1,461
Indiana net operating loss carryforwards	—	38
Tax credit carryforwards	—	509
Write downs of other real estate owned	144	57
Capital loss carryforwards	90	102
Nonaccrual loan interest	345	176
Market value adjustment on acquired assets and liabilities	54	87
Net unrealized losses on interest rate swaps	674	769
Other	100	106

	3,903	4,063
Deferred tax liabilities
Mortgage servicing rights	(133)	(135)
Accretion	(4)	(3)
FHLB stock dividends	(137)	(137)
Deferred loan fees	(83)	(69)
Prepaid expenses	(116)	(111)
Depreciation	(348)	(355)
Net unrealized gains on securities available for sale	(1,892)	(1,815)
Amortization of other intangible assets	(140)	(184)

	(2,853)	(2,809)
Valuation allowance	(356)	(419)

	$694	$835

The valuation allowance has been established against the portion of the Company’s net state tax deferred tax asset that management feels is not realizable as of December 31, 2012 and 2011. The Company has an Indiana net operating loss carryforward of approximately $0 and $682 at December 31, 2012 and 2011 which will expire in 2022, if not used. The Company also has Indiana enterprise zone credit carryforwards of approximately $0 and $118 at December 31, 2012 and 2011 which will expire in 2013 through 2017, if not used. The Company has a federal capital loss carryforward of $0 and $24 at December 31, 2012 and 2011, which will expire in 2012. The Company also has a state capital loss carryforward of $1,964 and $1,988 at December 31, 2012 and 2011 which will expire in 2014. Additionally, the Bank also has federal AMT credit carryforwards of approximately $0 and $431 at December 31, 2012 and 2011 which has no expiration date.

Total income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate of 34% to income (loss) before income taxes as a result of the following:

	2012	2011

Expected income tax expense at
Federal tax rate	$1,966	$1,353
State tax expense, net of federal benefit	114
Increase (decrease) resulting from:

Effect of tax exempt income (net)	(626)	(617)

Other, net	42	—

Total income tax expense	$1,496	$736

Effective tax rate	25.87%	18.50%

Unrecognized Tax Benefits

The Company has no unrecognized tax positions at December 31, 2012 or 2011 not already addressed by the deferred tax asset valuation allowance.

Federal income tax laws provided savings banks with additional bad debt deductions through 1995, totaling $2,659 for the Company. Accounting standards do not require a deferred tax liability to be recorded on this amount, which liability would otherwise total $904 at December 31, 2012 and 2011. If the Company were liquidated or otherwise ceases to be a bank or if tax laws change, the $904 would be recorded as expense.